Exhibit 99.1

D.R. HORTON, INC., AMERICA’S BUILDER, REPORTS FISCAL 2019 THIRD QUARTER EARNINGS AND DECLARES QUARTERLY DIVIDEND OF $0.15 PER SHARE
The Company also announces new share repurchase authorization of $1.0 billion

ARLINGTON, Texas (Business Wire) - July 30, 2019
Fiscal 2019 Third Quarter Highlights - comparisons to the prior year quarter

•	Net income per diluted share increased 7% to $1.26

•	Net income attributable to D.R. Horton increased 5% to $474.8 million

•	Consolidated revenues increased 11% to $4.9 billion

•	Consolidated pre-tax income increased 2% to $626.7 million, with a pre-tax margin of 12.8%

•	Homes closed increased 13% to 15,971 homes and 11% in value to $4.7 billion

•	Net sales orders increased 6% to 15,588 homes and 8% in value to $4.7 billion

Fiscal Year-to-Date Highlights - comparisons to the prior year period

•	Net income per diluted share increased 14% to $2.94

•	Net income attributable to D.R. Horton increased 12% to $1.1 billion

•	Cash flow provided by homebuilding operations increased 7% to $605.7 million

•	Repurchased 9.8 million shares of common stock for $375.5 million

D.R. Horton, Inc. (NYSE:DHI), America’s Builder, today reported that net income attributable to D.R. Horton for its third fiscal quarter ended June 30, 2019 was $474.8 million, or $1.26 per diluted share, compared to $453.8 million, or $1.18 per diluted share, in the same quarter of fiscal 2018. Homebuilding revenue for the third quarter of fiscal 2019 increased 10% to $4.8 billion from $4.3 billion in the same quarter of fiscal 2018. Homes closed in the quarter increased 13% to 15,971 homes compared to 14,114 homes closed in the same quarter of fiscal 2018.
For the nine months ended June 30, 2019, net income attributable to D.R. Horton increased 12% to $1.1 billion, or $2.94 per diluted share, compared to $994.1 million, or $2.59 per diluted share, in the same period of fiscal 2018. Homebuilding revenue for the first nine months of fiscal 2019 increased 8% to $12.2 billion from $11.2 billion in the same period of fiscal 2018. Homes closed in the first nine months of fiscal 2019 increased 10% to 40,951 homes compared to 37,183 homes closed in the same period of fiscal 2018.
Net sales orders for the third quarter ended June 30, 2019 increased 6% to 15,588 homes and 8% in value to $4.7 billion compared to 14,650 homes and $4.4 billion in the same quarter of the prior year. The Company’s cancellation rate (cancelled sales orders divided by gross sales orders) for the third quarter of fiscal 2019 was 20% compared to 21% in the prior year quarter. Net sales orders for the first nine months of fiscal 2019 increased 5% to 43,435 homes and 4% in value to $12.9 billion compared to 41,231 homes and $12.3 billion in the same period of fiscal 2018.

The Company had 29,200 homes in inventory at June 30, 2019, and its homebuilding land and lot portfolio totaled 303,000 lots, of which 39% were owned and 61% were controlled through land purchase contracts.

The Company ended the third quarter with $577.9 million of homebuilding unrestricted cash and a homebuilding debt to total capital ratio of 18.5%. Homebuilding debt to total capital consists of homebuilding notes payable divided by stockholders’ equity plus homebuilding notes payable.

Donald R. Horton, Chairman of the Board, said, “The D.R. Horton team delivered strong results in our third quarter. Our consolidated revenues increased 11% to $4.9 billion, and our pre-tax profit margin was 12.8%. The spring selling season was solid, and our homebuilding gross margin improved sequentially.

“Our continued strategic focus is to consolidate market share while growing our revenues and profits, generating strong annual cash flows and returns and maintaining a flexible financial position. Our balance sheet strength, liquidity and earnings growth are increasing our strategic and financial flexibility, and we plan to maintain our disciplined, opportunistic position to enhance the long-term value of our company.

“With our experienced operational teams, industry-leading market share, broad geographic footprint and affordable product offerings across multiple brands, we are well-positioned for the remainder of fiscal 2019 and future years.”

Dividends
During the third quarter of fiscal 2019, the Company paid cash dividends of $56.0 million. Subsequent to quarter-end, the Company declared a quarterly cash dividend of $0.15 per common share that is payable on August 26, 2019 to stockholders of record on August 12, 2019.

Share Repurchases
The Company repurchased 3.7 million shares of common stock for $159.3 million during the third quarter of fiscal 2019, for a total of 9.8 million shares of common stock for $375.5 million during the nine months ended June 30, 2019. There was no balance remaining on the Company’s stock repurchase authorization at June 30, 2019. Subsequent to quarter-end, the Company’s Board of Directors authorized the repurchase of up to $1.0 billion of common stock effective July 30, 2019. The new authorization has no expiration date.

Forestar
Forestar Group Inc. (NYSE:FOR)(“Forestar”), a majority-owned subsidiary of D.R. Horton, is a publicly-traded residential lot development company, which currently operates in 50 markets and 20 states. Forestar’s results of operations for the periods presented are fully consolidated in the Company’s financial statements with the 25% interest not owned by the Company reported as noncontrolling interests.

For the third quarter ended June 30, 2019, Forestar sold 1,158 lots and generated $88.2 million of revenue compared to 297 lots and $23.6 million of revenue in the prior year period. For the nine months ended June 30, 2019, Forestar sold 2,224 lots and generated $192.0 million of revenue compared to 856 lots and $77.0 million of revenue from the acquisition date through June 30, 2018. These results are included in the Company’s segment information following the consolidated financials.

DHI Communities
DHI Communities, a wholly-owned D.R. Horton subsidiary, is a multi-family rental company that has five projects under active construction and one project that was substantially complete at June 30, 2019. During the third quarter of fiscal 2019, DHI Communities sold its second multi-family rental project for $60.0 million and recorded a gain on the sale of $22.6 million which is included in the consolidated statements of operations for both the three and nine months ended June 30, 2019. At June 30, 2019 and September 30, 2018, the consolidated balance sheets included $167.2 million and $173.2 million, respectively, of assets related to DHI Communities.

Conference Call and Webcast Details
The Company will host a conference call today (Tuesday, July 30) at 8:30 a.m. Eastern Time. The dial-in number is 877-407-8033, and the call will also be webcast from the Company’s website at investor.drhorton.com.

About D.R. Horton, Inc.
D.R. Horton, Inc., America’s Builder, has been the largest homebuilder by volume in the United States since 2002. Founded in 1978 in Fort Worth, Texas, D.R. Horton has operations in 87 markets in 29 states across the United States and closed 55,625 homes in the twelve-month period ended June 30, 2019. The Company is engaged in the construction and sale of high-quality homes through its diverse brand portfolio that includes D.R. Horton, Emerald Homes, Express Homes and Freedom Homes with sales prices ranging from $100,000 to over $1,000,000. D.R. Horton also provides mortgage financing, title services and insurance agency services for homebuyers through its mortgage, title and insurance subsidiaries.

Forward-Looking Statements
Portions of this document may constitute “forward-looking statements” as defined by the Private Securities Litigation Reform Act of 1995. Although D.R. Horton believes any such statements are based on reasonable assumptions, there is no assurance that actual outcomes will not be materially different. All forward-looking statements are based upon information available to D.R. Horton on the date this release was issued. D.R. Horton does not undertake any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Forward-looking statements in this release include that our continued strategic focus is to consolidate market share while growing our revenues and profits, generating strong annual cash flows and returns and maintaining a flexible financial position and that our balance sheet strength, liquidity and earnings growth are increasing our strategic and financial flexibility, and we plan to maintain our disciplined, opportunistic position to enhance the long-term value of our company. The forward-looking statements also include that with our experienced operational teams, industry-leading market share, broad geographic footprint and affordable product offerings across multiple brands, we are well-positioned for the remainder of fiscal 2019 and future years.

Factors that may cause the actual results to be materially different from the future results expressed by the forward-looking statements include, but are not limited to: the cyclical nature of the homebuilding industry and changes in economic, real estate and other conditions; constriction of the credit and public capital markets, which could limit our ability to access capital and increase our costs of capital; reductions in the availability of mortgage financing provided by government agencies, changes in government financing programs, a decrease in our ability to sell mortgage loans on attractive terms or an increase in mortgage interest rates; the risks associated with our land and lot inventory; our ability to effect our growth strategies, acquisitions or investments successfully; the impact of an inflationary, deflationary or higher interest rate environment; home warranty and construction defect claims; the effects of health and safety incidents; the effects of negative publicity; supply shortages and other risks of acquiring land, building materials and skilled labor; reductions in the availability of performance bonds; increases in the costs of owning a home; the effects of governmental regulations and environmental matters on our homebuilding and land development operations; the effects of governmental regulations on our financial services operations; our significant debt and our ability to comply with related debt covenants, restrictions and limitations; competitive conditions within the homebuilding and financial services industries; the effects of the loss of key personnel; and information technology failures and data security breaches. Additional information about issues that could lead to material changes in performance is contained in D.R. Horton’s annual report on Form 10-K and our most recent quarterly report on Form 10-Q, both of which are filed with the Securities and Exchange Commission (SEC).

Contact
D.R. Horton, Inc.
Jessica Hansen, 817-390-8200
Vice President of Investor Relations
InvestorRelations@drhorton.com

D.R. HORTON, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(UNAUDITED)

	June 30, 2019	September 30, 2018
	(In millions)
ASSETS
Cash and cash equivalents	$864.2	$1,473.1
Restricted cash	21.1	32.9
Total cash, cash equivalents and restricted cash	885.3	1,506.0
Inventories:
Construction in progress and finished homes	5,722.6	5,086.3
Residential land and lots — developed, under development, held for development and held for sale	5,979.7	5,308.7
Total inventory	11,702.3	10,395.0
Mortgage loans held for sale	954.9	796.4
Deferred income taxes, net of valuation allowance of $16.6 million and $17.7 million at June 30, 2019 and September 30, 2018, respectively	173.9	194.0
Property and equipment, net	454.2	401.1
Other assets	889.9	712.9
Goodwill	163.5	109.2
Total assets	$15,224.0	$14,114.6
LIABILITIES
Accounts payable	$681.2	$624.7
Accrued expenses and other liabilities	1,277.5	1,127.5
Notes payable	3,450.6	3,203.5
Total liabilities	5,409.3	4,955.7
EQUITY
Common stock, $.01 par value, 1,000,000,000 shares authorized, 391,365,282 shares issued and 369,748,212 shares outstanding at June 30, 2019 and 388,120,243 shares issued and 376,261,635 shares outstanding at September 30, 2018	3.9	3.9
Additional paid-in capital	3,146.0	3,085.0
Retained earnings	7,190.4	6,217.9
Treasury stock, 21,617,070 shares and 11,858,608 shares at June 30, 2019 and September 30, 2018, respectively, at cost	(697.9)	(322.4)
Stockholders’ equity	9,642.4	8,984.4
Noncontrolling interests	172.3	174.5
Total equity	9,814.7	9,158.9
Total liabilities and equity	$15,224.0	$14,114.6

D.R. HORTON, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(UNAUDITED)

	Three Months Ended June 30,		Nine Months Ended June 30,
	2019	2018	2019	2018
	(In millions, except per share data)
Revenues	$4,906.3	$4,435.3	$12,554.0	$11,562.9
Cost of sales	3,831.6	3,397.2	9,839.4	8,939.0
Selling, general and administrative expense	480.0	434.9	1,327.0	1,219.9
Gain on sale of assets	(22.6)	—	(53.9)	(14.5)
Other (income) expense	(9.4)	(13.0)	(23.7)	(33.8)
Income before income taxes	626.7	616.2	1,465.2	1,452.3
Income tax expense	153.1	162.5	350.5	458.9
Net income	473.6	453.7	1,114.7	993.4
Net income (loss) attributable to noncontrolling interests	(1.2)	(0.1)	1.5	(0.7)
Net income attributable to D.R. Horton, Inc.	$474.8	$453.8	$1,113.2	$994.1
Basic:
Net income per common share attributable to D.R. Horton, Inc.	$1.28	$1.20	$2.98	$2.64
Weighted average number of common shares	372.3	377.4	373.5	376.6
Diluted:
Net income per common share attributable to D.R. Horton, Inc.	$1.26	$1.18	$2.94	$2.59
Adjusted weighted average number of common shares	376.9	383.4	378.2	383.6
Other Consolidated Financial Data:
Interest charged to cost of sales	$34.3	$35.4	$89.8	$96.0
Depreciation and amortization	$18.3	$13.5	$52.4	$46.6
Interest incurred	$38.1	$31.0	$104.8	$93.8

D.R. HORTON, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(UNAUDITED)

	Nine Months Ended June 30,
	2019	2018
	(In millions)
OPERATING ACTIVITIES
Net income	$1,114.7	$993.4
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	52.4	46.6
Amortization of discounts and fees	8.1	6.3
Stock-based compensation expense	53.9	46.3
Equity in earnings of unconsolidated entities	(0.5)	(3.1)
Distributions of earnings of unconsolidated entities	0.5	0.2
Deferred income taxes	11.7	160.3
Inventory and land option charges	41.0	42.8
Gain on sale of assets	(53.9)	(14.5)
Changes in operating assets and liabilities:
Increase in construction in progress and finished homes	(393.0)	(590.6)
Increase in residential land and lots – developed, under development, held for development and held for sale	(606.2)	(359.8)
Increase in other assets	(138.1)	(34.6)
Increase in mortgage loans held for sale	(158.5)	(92.4)
Increase in accounts payable, accrued expenses and other liabilities	148.6	105.6
Net cash provided by operating activities	80.7	306.5
INVESTING ACTIVITIES
Expenditures for property and equipment	(105.3)	(54.0)
Proceeds from sale of assets	143.8	261.1
Expenditures related to multi-family rental properties	(56.3)	(56.1)
Return of investment in unconsolidated entities	4.4	15.4
Net principal increase of other mortgage loans and real estate owned	(2.0)	(0.8)
Payments related to business acquisitions, net of cash acquired	(310.9)	(158.1)
Net cash (used in) provided by investing activities	(326.3)	7.5
FINANCING ACTIVITIES
Proceeds from notes payable	2,528.2	2,164.3
Repayment of notes payable	(2,536.1)	(2,179.5)
Advances on mortgage repurchase facility, net	158.8	106.3
Proceeds from stock associated with certain employee benefit plans	26.8	36.2
Cash paid for shares withheld for taxes	(19.5)	(10.3)
Cash dividends paid	(167.9)	(141.3)
Repurchases of common stock	(361.5)	(74.9)
Distributions to noncontrolling interests, net	(3.9)	(2.2)
Net cash used in financing activities	(375.1)	(101.4)
Net (decrease) increase in cash, cash equivalents and restricted cash	(620.7)	212.6
Cash, cash equivalents and restricted cash at beginning of period	1,506.0	1,024.3
Cash, cash equivalents and restricted cash at end of period	$885.3	$1,236.9

D.R. HORTON, INC.
SEGMENT INFORMATION
(UNAUDITED)

	June 30, 2019
	Homebuilding	Forestar (1)	Financial Services	Other (2)	Eliminations (3)	Other Adjustments (4)	Consolidated
	(In millions)
Assets
Cash and cash equivalents	$577.9	$223.0	$44.7	$18.6	$—	$—	$864.2
Restricted cash	9.8	0.2	11.1	—	—	—	21.1
Inventories:
Construction in progress and finished homes	5,723.5	—	—	—	(0.9)	—	5,722.6
Residential land and lots — developed, under development, held for development and held for sale	4,954.9	1,049.5	—	—	(27.6)	2.9	5,979.7
	10,678.4	1,049.5	—	—	(28.5)	2.9	11,702.3
Mortgage loans held for sale	—	—	954.9	—	—	—	954.9
Deferred income taxes, net	154.4	21.0	—	—	3.7	(5.2)	173.9
Property and equipment, net	234.2	2.4	3.2	214.4	—	—	454.2
Other assets	824.2	29.1	67.7	40.2	(83.0)	11.7	889.9
Goodwill	134.3	—	—	—	—	29.2	163.5
	$12,613.2	$1,325.2	$1,081.6	$273.2	$(107.8)	$38.6	$15,224.0
Liabilities
Accounts payable	$640.6	$19.5	$18.4	$3.4	$(0.7)	$—	$681.2
Accrued expenses and other liabilities	1,155.8	151.5	56.9	19.7	(93.7)	(12.7)	1,277.5
Notes payable	2,191.3	458.9	796.5	—	—	3.9	3,450.6
	$3,987.7	$629.9	$871.8	$23.1	$(94.4)	$(8.8)	$5,409.3

	September 30, 2018
	Homebuilding	Forestar (1)	Financial Services	Other (2)	Eliminations (3)	Other Adjustments (4)	Consolidated
	(In millions)
Assets
Cash and cash equivalents	$1,111.8	$318.8	$33.7	$8.8	$—	$—	$1,473.1
Restricted cash	8.6	16.2	8.1	—	—	—	32.9
Inventories:
Construction in progress and finished homes	5,084.4	—	—	—	1.9	—	5,086.3
Residential land and lots — developed, under development, held for development and held for sale	4,790.7	498.0	—	—	(7.2)	27.2	5,308.7
	9,875.1	498.0	—	—	(5.3)	27.2	10,395.0
Mortgage loans held for sale	—	—	796.4	—	—	—	796.4
Deferred income taxes, net	176.5	26.9	—	—	1.1	(10.5)	194.0
Property and equipment, net	207.1	1.8	3.0	189.2	—	—	401.1
Other assets	673.7	31.4	43.6	0.9	(48.6)	11.9	712.9
Goodwill	80.0	—	—	—	—	29.2	109.2
	$12,132.8	$893.1	$884.8	$198.9	$(52.8)	$57.8	$14,114.6
Liabilities
Accounts payable	$612.4	$11.2	$0.2	$4.2	$(3.3)	$—	$624.7
Accrued expenses and other liabilities	1,041.3	95.7	41.9	9.9	(46.1)	(15.2)	1,127.5
Notes payable	2,445.9	111.7	637.7	—	—	8.2	3,203.5
	$4,099.6	$218.6	$679.8	$14.1	$(49.4)	$(7.0)	$4,955.7
________________________________________________________

(1)	Amounts are presented on Forestar’s historical cost basis.

(2)	Amounts represent the aggregate balances of certain subsidiaries that are immaterial for separate reporting.

(3)	Amounts represent the elimination of intercompany transactions and the reclassification of Forestar interest expense to inventory.

(4)	Amounts represent purchase accounting adjustments related to the Forestar acquisition.

D.R. HORTON, INC.
SEGMENT INFORMATION
(UNAUDITED)

	Three Months Ended June 30, 2019
	Homebuilding	Forestar (1)	Financial Services	Other (2)	Eliminations (3)	Other Adjustments (4)	Consolidated
	(In millions)
Revenues:
Home sales	$4,734.6	$—	$—	$—	$—	$—	$4,734.6
Land/lot sales and other	27.5	88.2	—	9.6	(73.2)	—	52.1
Financial services	—	—	119.6	—	—	—	119.6
	4,762.1	88.2	119.6	9.6	(73.2)	—	4,906.3
Cost of sales:
Home sales (5)	3,773.0	—	—	—	(1.3)	—	3,771.7
Land/lot sales and other	23.2	75.3	—	—	(66.0)	8.2	40.7
Inventory and land option charges	19.2	—	—	—	—	—	19.2
	3,815.4	75.3	—	—	(67.3)	8.2	3,831.6
Selling, general and administrative expense	387.4	7.9	76.4	8.2	—	0.1	480.0
Gain on sale of assets	—	(1.5)	—	(22.6)	—	1.5	(22.6)
Other (income) expense	(2.5)	(1.9)	(4.9)	(0.1)	—	—	(9.4)
Income before income taxes	$561.8	$8.4	$48.1	$24.1	$(5.9)	$(9.8)	$626.7

	Nine Months Ended June 30, 2019
	Homebuilding	Forestar (1)	Financial Services	Other (2)	Eliminations (3)	Other Adjustments (4)	Consolidated
	(In millions)
Revenues:
Home sales	$12,125.8	$—	$—	$—	$—	$—	$12,125.8
Land/lot sales and other	49.2	192.0	—	22.4	(141.8)	—	121.8
Financial services	—	—	306.4	—	—	—	306.4
	12,175.0	192.0	306.4	22.4	(141.8)	—	12,554.0
Cost of sales:
Home sales (5)	9,716.5	—	—	—	(3.1)	—	9,713.4
Land/lot sales and other	37.6	149.6	—	—	(122.2)	20.0	85.0
Inventory and land option charges	41.0	—	—	—	—	—	41.0
	9,795.1	149.6	—	—	(125.3)	20.0	9,839.4
Selling, general and administrative expense	1,071.4	19.8	213.4	22.1	—	0.3	1,327.0
Gain on sale of assets	(2.0)	(2.4)	—	(51.9)	—	2.4	(53.9)
Other (income) expense	(6.1)	(4.6)	(12.6)	(0.4)	—	—	(23.7)
Income before income taxes	$1,316.6	$29.6	$105.6	$52.6	$(16.5)	$(22.7)	$1,465.2
Summary Cash Flow Information:
Cash provided by (used in) operating activities	$605.7	$(450.1)	$(65.5)	$(2.5)	$(2.5)	$(4.4)	$80.7
_________________

(1)	Results are presented on Forestar’s historical cost basis.

(2)	Amounts represent the aggregate results of certain subsidiaries that are immaterial for separate reporting.

(3)	Amounts represent the elimination of intercompany transactions.

(4)	Amounts represent purchase accounting adjustments related to the Forestar acquisition.

(5)
Amount in the Eliminations column represents the profit on lots sold from Forestar to the homebuilding segment. Intercompany profit is eliminated in the consolidated financial statements when Forestar sells lots to the homebuilding segment and is recognized in the consolidated financial statements when the homebuilding segment closes homes on the lots to homebuyers.

D.R. HORTON, INC.
SEGMENT INFORMATION
(UNAUDITED)

	Three Months Ended June 30, 2018
	Homebuilding	Forestar (1)	Financial Services	Other (2)	Eliminations (3)	Other Adjustments (4)	Consolidated
	(In millions)
Revenues:
Home sales	$4,265.5	$—	$—	$—	$—	$—	$4,265.5
Land/lot sales and other	59.1	23.6	—	—	(8.8)	(1.2)	72.7
Financial services	—	—	97.1	—	—	—	97.1
	4,324.6	23.6	97.1	—	(8.8)	(1.2)	4,435.3
Cost of sales:
Home sales	3,332.8	—	—	—	—	—	3,332.8
Land/lot sales and other	45.4	10.0	—	—	(5.6)	5.7	55.5
Inventory and land option charges	8.9	—	—	—	—	—	8.9
	3,387.1	10.0	—	—	(5.6)	5.7	3,397.2
Selling, general and administrative expense	349.1	6.5	71.1	8.1	—	0.1	434.9
Gain on sale of assets	—	(1.3)	—	—	—	1.3	—
Interest expense	—	1.6	—	—	(1.6)	—	—
Other (income) expense	(1.3)	(3.7)	(4.3)	(5.0)	—	1.3	(13.0)
Income (loss) before income taxes	$589.7	$10.5	$30.3	$(3.1)	$(1.6)	$(9.6)	$616.2

	Nine Months Ended June 30, 2018
	Homebuilding	Forestar (1)	Financial Services	Other (2)	Eliminations (3)	Other Adjustments (4)	Consolidated
	(In millions)
Revenues:
Home sales	$11,122.1	$—	$—	$—	$—	$—	$11,122.1
Land/lot sales and other	109.2	77.0	—	—	(17.3)	(1.2)	167.7
Financial services	—	—	273.1	—	—	—	273.1
	11,231.3	77.0	273.1	—	(17.3)	(1.2)	11,562.9
Cost of sales:
Home sales	8,761.7	—	—	—	—	—	8,761.7
Land/lot sales and other	88.7	45.5	—	—	(12.3)	12.6	134.5
Inventory and land option charges	42.8	—	—	—	—	—	42.8
	8,893.2	45.5	—	—	(12.3)	12.6	8,939.0
Selling, general and administrative expense	976.6	25.6	199.6	17.8	—	0.3	1,219.9
Gain on sale of assets	(13.4)	(4.0)	—	—	—	2.9	(14.5)
Interest expense	—	5.8	—	—	(5.8)	—	—
Other (income) expense	(4.6)	(15.0)	(10.5)	(11.4)	—	7.7	(33.8)
Income (loss) before income taxes	$1,379.5	$19.1	$84.0	$(6.4)	$0.8	$(24.7)	$1,452.3
Summary Cash Flow Information:
Cash provided by (used in) operating activities	$565.2	$(219.2)	$(27.0)	$(4.4)	$—	$(8.1)	$306.5
_________________

(1)	Results are presented on Forestar’s historical cost basis and from the date of acquisition in the nine month period.

(2)	Amounts represent the aggregate results of certain subsidiaries that are immaterial for separate reporting.

(3)	Amounts represent the elimination of intercompany transactions and the reclassification of Forestar interest expense to inventory.

(4)	Amounts represent purchase accounting adjustments related to the Forestar acquisition.

D.R. HORTON, INC.
ORDERS, CLOSINGS AND BACKLOG
($s in millions)

NET SALES ORDERS
	Three Months Ended June 30,				Nine Months Ended June 30,
	2019		2018		2019		2018
	Homes	Value	Homes	Value	Homes	Value	Homes	Value
East	2,073	$606.0	1,948	$557.9	6,069	$1,744.0	5,369	$1,523.2
Midwest	881	298.1	546	221.2	2,449	856.3	1,713	672.6
Southeast	5,105	1,379.5	4,722	1,253.5	14,326	3,831.2	13,408	3,582.5
South Central	4,475	1,139.7	4,478	1,133.3	12,649	3,198.7	12,292	3,094.5
Southwest	799	217.6	917	230.5	2,126	558.7	2,507	607.3
West	2,255	1,066.2	2,039	969.8	5,816	2,685.4	5,942	2,850.2
	15,588	$4,707.1	14,650	$4,366.2	43,435	$12,874.3	41,231	$12,330.3

HOMES CLOSED
	Three Months Ended June 30,				Nine Months Ended June 30,
	2019		2018		2019		2018
	Homes	Value	Homes	Value	Homes	Value	Homes	Value
East	2,356	$674.7	1,881	$529.1	5,705	$1,638.6	4,800	$1,357.5
Midwest	856	301.8	654	255.6	2,228	793.0	1,576	620.6
Southeast	5,181	1,384.3	4,720	1,262.8	13,491	3,593.9	12,399	3,292.5
South Central	4,635	1,177.8	4,009	1,002.8	12,055	3,037.0	10,823	2,724.5
Southwest	855	228.7	768	180.6	2,097	545.6	2,173	505.2
West	2,088	967.3	2,082	1,034.6	5,375	2,517.7	5,412	2,621.8
	15,971	$4,734.6	14,114	$4,265.5	40,951	$12,125.8	37,183	$11,122.1

SALES ORDER BACKLOG
	As of June 30,
	2019		2018
	Homes	Value	Homes	Value
East	2,267	$675.5	2,113	$618.5
Midwest	1,253	414.0	556	224.5
Southeast	5,056	1,409.6	5,066	1,395.0
South Central	5,086	1,313.4	5,584	1,432.4
Southwest	957	264.8	1,177	294.7
West	1,888	893.0	2,040	1,013.4
	16,507	$4,970.3	16,536	$4,978.5